Loans and export prepayment (Policies)	12 Months Ended
Dec. 31, 2025
Notes and other explanatory information [abstract]
Loans and export prepayment

Borrowings are initially recognized at fair value, net of transaction costs incurred. Borrowings are subsequently measured at amortized cost. Any difference between the proceeds (net of transaction costs) and the redemption amount is recognized in profit or loss over the period of the borrowings using the effective interest method. Fees paid for the establishment of loan facilities are recognized as loan transaction costs of the facility amount drawn down.

Borrowings are derecognized from the statement of financial position when the obligation specified in the contract is discharged, cancelled or expired. The difference between the carrying amount of a financial liability that has been extinguished or transferred to another party and the consideration paid, including any noncash assets transferred or liabilities assumed, is recognized in profit or loss as other income or finance costs.

Borrowings are classified as current liabilities unless the Company has an unconditional right to defer settlement of the liability for at least 12 months after the reporting period.

The Company also analyses whether there are embedded derivatives in its sales and purchase contracts, as well as in its loan agreements. Changes in the fair value of any of these derivative instruments are recognized immediately in the statement of loss, unless they are closely related to the primary indexation of the contracts and agreements.